1 May 7, 2025 Q1 2025 Financial Results

2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives and divestitures, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. These forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. You should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasure ("MCM") products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA) Adjuvanted), previously known as AV7909, and ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), VIGIV CNJ-016® (Vaccinia Immune Globulin Intravenous (Human)), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)), BioThrax® (Anthrax Vaccine Adsorbed) EbangaTM (ansuvimab-zykl) and/or TEMBEXA® among others, as well as contracts related to development of medical countermeasures; our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and impact of a generic and competitive marketplace on future sales of NARCAN® (naloxone HCL) Nasal Spray and over-the-counter NARCAN® Nasal Spray; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate new or further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing related to our bioservices and under existing Bioservices contracts; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to satisfy the conditions of the final settlement, and the potential impact of the final settlement agreement, including the funds to resolve the litigation, on our business; our ability to comply with the operating and financial covenants required by (i) our term loan facility under a credit agreement, dated August 30, 2024, among the Company, the lenders from time to time party thereto and OHA Agency LLC, as administrative agent, (ii) our revolving credit facility under a credit agreement, dated September 30, 2024, among the Company, certain subsidiary borrowers, the lenders from time to time party thereto and Wells Fargo, National Association, as Agent, and (iii) our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to maintain sufficient cash flow from our operations to pay our substantial debt, both now and in the future; our ability to invest in our business operations as a result of our current indebtedness; the impact of our share repurchase program; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic, the sale of our Drug Product facility in Baltimore-Camden to Bora Pharmaceuticals Injectables Inc., a subsidiary of Bora Pharmaceuticals Co., Ltd., the sale of RSDL® to BTG International Inc., a subsidiary of SERB Pharmaceuticals and the sale of our Baltimore-Bayview drug substance manufacturing facility to Syngene International; the impact of the organizational changes we announced in January 2023, August 2023, May 2024 and August 2024; the success of our commercialization, marketing and manufacturing capabilities and strategy; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; our ability to realize the full benefits from our divestitures and sales of assets; the impact of cybersecurity incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks: Emergent®, BioThrax®, BaciThrax®, BAT®, Trobigard®, Anthrasil®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including RSDL® (Reactive Skin Decontamination Lotion), which was acquired by SERB on July 31, 2024. Safe Harbor Statement/Trademarks 2

3 Today’s Topics Joe Papa President and CEO Rich Lindahl EVP, CFO and Treasurer Joe Papa President and CEO Turnaround Progress Update Q1 Business Review Q1 2025 Financial Results Full Year 2025 Guidance 2025 Business Outlook & Catalysts to Enable Growth Q&A TopicPresenter

4 Turnaround Progress Update & Q1 Business Review Joe Papa President and Chief Executive Officer

55 Turnaround - EXECUTING • Focus on profitable growth and improved operating performance • Enable growth and seek new opportunities aligned with internal capabilities • Elevate business lines for today's competitive landscape • Create long-term and sustainable value for shareholders • Unwavering leadership to find solutions to urgent public health threats • Goal of completing the turnaround in 2025 with the aim of driving higher EBITDA Stabilize - Complete • Strengthened engagement across internal and external stakeholders around our mission • Stabilized profitability and balance sheet financials; reduced debt • Completed phase ahead of schedule Our Multi-Year Transformation Plan to Create Value Transform • 2026+ strategic transformation for long-term growth and profitability • Build synergistic verticals to further leverage EBS infrastructure 02 STEP 01 STEP 03 STEP 02

EMERGENT

Turnaround Execution Progress – On Track

Strong performance in Q1 2025

Reaffirming Guidance: 2025 revenues of $750 - $850M and Adjusted EBITDA[1] of $150 - $200M

Q1 Revenues of $222M, in-line with mid-point of guidance

Overall performance on track with strong results across commercial and medical countermeasures portfolio

- $91M of international MCM revenue; ~60% of total MCM sales in Q1
- Continued naloxone demand across all channels; addressing competitive environment with market-leading capabilities

Improved cash to $149M, up $49M versus 2024 year end, with strong AR collections expected in early Q2

- Earned $50M of Bavarian Nordic Milestones
  - Received $30M payment in Q1; received $20M payment in Q2
- Received $36.5M for sale of Bayview

Continued focus on R&D product pipeline

- $16.7M contract option to continue development collaboration with BARDA on Ebanga™ treatment for Ebola
- Patients enrolled in the Africa CDC-led MOSA study to evaluate efficacy of TEMBEXA (brincidofovir) against mpox

Net leverage[1] is 2.8x Adjusted EBITDA[1] down significantly year-over year by 50%, from 5.7x

Strategic growth initiatives and partnerships

- KLOXXADO® Nasal Spray (U.S. and Canada commercial rights)
- Rocketvax investment/partnership

Focus on increasing long-term and sustainable value for shareholders

Continued commitment to prioritizing patient safety, quality and compliance

6

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures

7 Our Sustainable & Durable North American Manufacturing Model Rockville, MD Lansing, Michigan • Specialized containment capabilities for platforms with BSL-2 and BSL-3 requirements Canton, Massachusetts* • Multi-product facility for manufacturing of bulk vaccine product, live virus BSL2 capable Rockville, Maryland* • cGMP fill/finish facility with capabilities to handle viral and non-viral drug product Winnipeg, Manitoba • Development and manufacturing of biotherapeutics and complex formulations • Integrated plasma and hyperimmune capabilities Bayview, Maryland** • Monoclonal antibody manufacturing capabilities *Idle manufacturing capacity **Partnership in place for manufacturing access EBS products are USMCA-compliant NARCAN® Nasal Spray Final Assembly in the U.S. • Actively managing inventory purchases to minimize applicable tariffs on components shipped from European Union

Welcome Financials 8 Rich Lindahl EVP, Chief Financial Officer & Treasurer

9 22% 35% Q1 2024 Q1 2025 $100 $68 $85 $53 $15 $15 Q1 2024 Q1 2025 51% 58% Q1 2024 Q1 2025 $300 $222 Q1 2024 Q1 2025 ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 3. Q1 2024 Total Revenues includes revenue related to the RSDL® product and Camden Facility, which were sold in Q3 2024 and no longer contribute to Total Revenues in Q1 2025. 2024 restructuring actions driving cost efficiencies Total Revenues Adjusted EBITDA (% & $) 2 Adjusted Gross Margin (% & $) 2 Operating Expenses (R&D and SG&A) SG&A SG&A Key Financial Performance Metrics Q1 2025 vs. Q1 20241 R&D $148 $122 SG&A R&D + 700 bps 3 + 1,300 bps $(32) $67 $78

10 $119 $56 $50 $49$45 $48 $107 $2 NARCAN Anthrax MCM Smallpox MCM Other Products $300 $222 Total Revenue $274 $26 $202 $20 Total Product Sales, net All Other Revenues 1. All financial information incorporated within this presentation is unaudited. 2. Q1 2024 included NARCAN California sales, and was prior to Public Interest pricing adjustments 3. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 4. Comprises revenues from the Services operating segment and contracts and grants revenues Notable Revenue Elements Q1 2025 vs. Q1 20241 Q1 2024 Q1 2025 ($ in millions) (62)% (14)% 114% (26)% 3 (26)% 4 2

11 $79 $100 $149 Q1 2024 YE 2024 Q1 2025 5.7x 3.3x 2.8x Q1 2024 YE 2024 Q1 2025 $909 $700 $831 $551 Q1 2024 Q1 2025 $79 $200 $249 $79 $100 $149 $100 $100 Q1 2024 YE 2024 Q1 2025 1. All financial information incorporated within this presentation is unaudited. 2. Net Debt divided by Trailing Twelve Month Adjusted EBITDA 3. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 4. Gross Debt and Net Debt for the period ended March 31, 2025 and March 31, 2024 excludes $34 million and $3 million of unamortized debt issuance costs, respectively. Improved Liquidity Year Over Year Continued Strong, Improved Financial Metrics in 20251 Cash 51% Continued Cash Improvements Material Debt Reduction 3,4 Significantly Improved Net Leverage 2,3 ($ in millions) Gross Debt Net Debt 3,4 Revolver Availability Cash + $21 + $49 Cash Revolver Availability $(280) (34)% $(209) (23)%

Capital Allocation Priorities Share Repurchase Growth Investments Debt Repayment 12

METRIC($ in millions) Full Year 2025 as of March 3rd, 2025 Full Year 2025 as of May 7th, 2025 Total revenues $750 - $850 $750 - $850 Net income $16 - $66 $20 - $70 Adjusted net income1 $20 - $70 $20 - $70 Adjusted EBITDA1 $150 - $200 $150 - $200 Adjusted gross margin %1 48% - 51% 48% - 51% Segment Level Revenue MCM Products2 $435 - $485 $435 - $485 Segment Level Revenue Commercial Products3 $265 - $315 $265 - $315 Key Assumptions ($ and shares in millions) Interest expense ~$55 R&D ~6% to 7% of Revenue SG&A ~27% to 28% of Revenue Weighted avg. fully diluted share count ~54 Capex ~$17 Depreciation & amortization ~$100 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 2. Our MCM Products forecast excludes revenues related to RSDL®, which product was sold during the third quarter of 2024. 3. Our Commercial Products forecast consists of revenues for NARCAN® Nasal Spray and revenues from distribution of Kloxxado™ naloxone HCl nasal spray 8 mg pursuant to an agreement with Hikma Pharmaceuticals PLC in January 2025. ($ in millions) Second Quarter 2025 Revenue Guidance Total revenues $95 - $120 Reaffirming 2025 Guidance 13

1 4 14 Key 2025 Guidance Summary • Progressing on turnaround phase of multi-year plan with strong execution through first quarter • 2025 revenue focuses on core business across MCM and Commercial/naloxone segments • Strong profit follow through from 2024, generated through restructuring actions and improved utilization across manufacturing network • Continued positive operating cash flow in 2025 & strong cash generation year-to-date • Pursue strategic engagements for next-gen product candidates • Identify opportunities to deliver value to shareholders

15 2025 Business Outlook & Catalysts to Enable Growth Joe Papa President and Chief Executive Officer

Unacceptable Levels of Opioid Overdose Deaths in the U.S. & Canada 2025 Business Outlook – Commercial Products Expanding access, awareness and availability of NARCAN® Nasal Spray 4 mg (OTC) and KLOXXADO® Nasal Spray 8 mg (Rx) • Continued demand and market share leadership across public interest, B2B and retail; maintaining full year Revenue guidance ◦ Public Interest: secured new and retained multiple state/group customers ◦ New B2B customer - an e-commerce giant - will have NARCAN® Nasal Spray at sites for its employees ◦ New B2B partners and solutions, e.g. wall units ◦ New retail/convenience effort with at home delivery service ◦ Competitive and differentiated pricing • Secured 3-year agreement for $65M with Ontario's Ministry of Health • Health Canada approval of KLOXXADO® Nasal Spray • Continued funding from opioid settlements ($54+B flowing into states over next 10-15 years) • Federal grants/programs supporting naloxone access in 2025 (~$3.5+B) NARCAN® Nasal Spray wall units installed in office sites in the U.S. and Canada. 16

Strong and consistent engagement with U.S. gov't partners and allied nations • Aligned on expectations for 2025 deliveries with U.S. agencies • Continued strong U.S. and international sales across anthrax and smallpox ◦ Secured ~$27M in international orders with targeted delivery in 2025 ◦ Secured $16M Ebanga™ development contract option with BARDA • HERA/European Commission issued a new MCM strategy to prevent and respond to emerging threats • Our collective mpox response: ◦ Africa CDC MOSA trial to evaluate TEMBEXA® (brincidofovir) for mpox; enrolling patients ◦ Engaging with Africa leaders and the WHO on Emergency Use Listing ACAM2000® vaccine for mpox (pending) Critical to U.S. and Int’l Public Health Preparedness and Response 2025 Business Outlook – Medical Countermeasures 17

1818 2025 Catalysts to Enable Growth With a stable cash and liquidity position in 2025, we plan to invest to enable sustainable, long-term growth through internal capabilities and business development. Completed RocketVax investment & pursuit of strategic relationship U.S. & international MCM orders and opportunities Strong cash & liquidity position provides opportunities for internal and external growth projects Obtained KLOXXADO® Nasal Spray U.S. and Canada exclusive commercial rights; additional line extensions for naloxone business

Canada APAC European UnionUSA Africa 19 Expanding the Presence of Our MCM Products Current Markets & Expanding Key markets for MCM products outside North America Continued focus on expanding access to additional markets in an increasingly dangerous world North America/U.S. Centric manufacturing for biodefense with additional capacity opportunities • Lansing, MI • Winnipeg, Canada • Rockville, MD • Bayview, MD (capacity reservation w/ divestiture partner) • Canton, MA Middle East Canada US

2 0 20 • Strong Q1 financial performance and cash position • On track to execute on key turnaround actions, financial targets to drive our business forward – Remain committed and competitive in the naloxone category to help save lives – MCM plays a critical global role in biodefense and national security – Strategically focusing on international expansion efforts • Growth from existing products and geographic expansion, new approvals and seeking business development – Seeking new opportunities aligned to our internal capabilities – Elevating our business lines for today's competitive landscape – N.A. manufacturing footprint for own products and customer partners’ helps navigate shifting economy – Enabling growth of existing segments to maintain revenue diversification • Continuous commitment to quality, patient safety and compliance excellence – Completed 7 inspections with multiple agencies across U.S. and Canada; all sites remain compliant Q1 Summary & Go-Forward Plan

21 Appendix

22 End Notes: Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non- GAAP financial measures: • Adjusted Net Income • Adjusted EBITDA • Adjusted EBITDA Margin • Adjusted Gross Margin • Adjusted Gross Margin % • Net Debt • Net Leverage Ratio We define Adjusted Net Income, which is a non-GAAP financial measure, as net income, excluding the impact of changes in fair value of financial instruments, acquisition and divestiture-related costs, severance and restructuring costs, loss on assets held for sale, inventory step-up provision, non-cash amortization charges, contingent consideration milestones, other income (expense) items and tax effect. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as net loss before income tax provision, interest expense, net, depreciation and amortization, excluding the impact of changes in fair value of financial instruments, impairments, exit and disposal costs, acquisition and divestiture-related costs, severance and restructuring costs, settlement charges, net, gain (loss) on sale of business, loss on assets held for sale, inventory step-up provision, contingent consideration milestones and other income (expense) items. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by Total Revenues. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies.

23 End Notes: Non-GAAP Financial Measures (Continued) We define Adjusted Gross Margin, which is a non-GAAP financial measure, as Gross Margin, excluding the impact of intangible asset amortization, restructuring costs, changes in the fair value of financial instruments, and inventory step-up provision. We define Adjusted Gross Margin %, which is a non-GAAP financial measure, as Adjusted Gross Margin as a percentage of Products and services sales, net. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

Reconciliation of Net Income to Adjusted Net Income - Q1 2025 vs. Q1 2024 24 (unaudited, $ in millions) Three Months Ended March 31, 2025 2024 Source Net income $ 68.0 $ 9.0 Adjustments: Non-cash amortization charges $ 18.6 $ 23.2 Amortization of intangible assets ("IA"), Other Income Changes in fair value of financial instruments (9.5) 0.5 Cost of product and services sales, net and Other Income (Expense) Severance and restructuring costs (1.3) (0.5) Cost of product and services sales, net, SG&A and R&D Inventory step-up provision 1.8 — Cost of product and services sales, net Acquisition and divestiture costs 0.2 — SG&A Loss on assets held for sale 12.2 — Other Income (Expense) Contingent consideration milestones (50.0) — Other Income (Expense) Other expense (income), net items (7.9) 3.1 Other Income (Expense) Tax effect 8.6 (4.2) Total adjustments: $ (27.3) $ 22.1 Adjusted net income $ 40.7 $ 31.1

Reconciliation of Net Income to Adjusted EBITDA - Q1 2025 vs. Q1 2024 25 (unaudited, $ in millions) Three Months Ended March 31, 2025 2024 Net income $ 68.0 $ 9.0 Adjustments: Depreciation & amortization $ 25.4 $ 27.9 Income taxes 24.7 3.1 Total interest expense, net 14.0 23.8 Inventory step-up provision 1.8 — Changes in fair value of financial instruments (9.5) 0.5 Severance and restructuring costs (1.3) (0.5) Acquisition and divestiture costs 0.2 — Loss on assets held for sale 12.2 — Contingent consideration milestones (50.0) — Other expense (income), net items (7.9) 3.1 Total adjustments $ 9.6 $ 57.9 Adjusted EBITDA $ 77.6 $ 66.9 Total revenues $ 222.2 $ 300.4 Adjusted EBITDA margin 35% 22%

Reconciliations of Total Revenues to Product and Services Sales, Net and of Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % - Q1 2025 vs. Q1 2024 26 APPENDIX Three Months Ended March 31, ($ in millions) 2025 2024 Total revenues $ 222.2 $ 300.4 Contracts and grants 13.1 8.0 Product and services sales, net $ 209.1 $ 292.4 Cost of product and services sales, net 88.5 144.6 Intangible asset amortization 16.3 16.2 Gross margin $ 104.3 $ 131.6 Gross margin % 50% 45 % Add back: Intangible asset amortization $ 16.3 $ 16.2 Inventory step-up provision 1.8 — Restructuring costs (0.9) (0.3) Changes in fair value of financial instruments — 0.5 Adjusted gross margin $ 121.5 $ 148.0 Adjusted gross margin % 58% 51%

Reconciliations of Total Debt to Net Debt1 and Leverage Ratio to Net Leverage Ratio 27 (unaudited, $ in millions) As of As of As of March 31, 2025 December 31, 2024 March 31, 2024 Total debt $ 700.0 $ 700.0 $ 909.2 Less: Cash and cash equivalents 149.1 99.5 78.5 Net debt $ 550.9 $ 600.5 $ 830.7 Twelve months ended Twelve months ended Twelve months ended (unaudited, $ in millions) March 31, 2025 December 31, 2024 March 31, 2024 Net income (loss) $ (131.6) $ (190.6) $ (565.3) Adjustments: Depreciation & amortization $ 106.3 $ 108.8 $ 118.4 Income taxes 69.3 47.7 6.8 Total interest expense, net 59.2 69.0 91.3 Impairments 27.2 27.2 524.9 Inventory step-up provision 8.0 6.2 3.9 Changes in fair value of financial instruments (8.2) 1.8 0.4 Severance and restructuring costs 21.7 22.5 23.2 Exit and disposal costs 13.3 13.3 12.5 Acquisition and divestiture costs 0.2 — 3.6 Loss (gain) on sale of business and assets held for sale (12.1) (24.3) (74.2) Settlement charges, net 121.7 121.7 — Contingent consideration milestones (80.0) (30.0) — Other expense (income), net items (1.2) 9.8 0.6 Total adjustments $ 325.4 $ 373.7 $ 711.4 Adjusted EBITDA $ 193.8 $ 183.1 $ 146.1 Net Leverage Ratio 2.8 3.3 5.7 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $34.3M, $36.3M and $3.3M as of March 31, 2025, December 31, 2024 and March 31, 2024, respectively.

Reconciliation of Net Income to Adjusted Net Income – Full Year 2025 Forecast 28 ($ in millions) 2025 Full Year Forecast Source Net income $20 - $70 Adjustments: Non-cash amortization charges $65 Amortization of IA and Other Income (Expense) Changes in fair value of financial instruments (9) Other Income (Expense) Severance and restructuring costs (3) Cost of products and services, net, SG&A and R&D Inventory step-up provision 5 Cost of products and services, net Loss on asset held for sale 12 Other Income (Expense) Settlement charge, net (10) SG&A Contingent consideration milestones (50) Other Income (Expense) Other expense (income), net items (3) Other Income (Expense) Tax effect (7) Total adjustments: $— Adjusted net income $20 - $70

Reconciliation of Net Income to Adjusted EBITDA – Full Year 2025 Forecast 29 ($ in millions) 2025 Full Year Forecast Net income $20 - $70 Adjustments: Depreciation & amortization $100 Income taxes 33 Total interest expense, net 55 Inventory step-up provision 5 Changes in fair value of financial instruments (9) Severance and restructuring costs (3) Loss on assets held for sale 12 Settlement charge, net (10) Contingent consideration milestones (50) Other expense (income), net items (3) Total adjustments $130 Adjusted EBITDA $150 - $200

Reconciliations of Forecasted Total Revenues to Forecasted Product and Services Sales, Net and of Forecasted Gross Margin and Gross Margin % to Forecasted Adjusted Gross Margin and Adjusted Gross Margin % - Full Year 2025 Forecast 30 ($ in millions) 2025 Full Year Forecast Total revenues $750 - $850 Contracts & Grants (25) - (30) Product and services sales, net $725 - $820 Cost of product and services sales, net $381 - $403 Intangible asset amortization 60 Gross margin $284 - $357 Gross margin % 39% - 44% Add back: Intangible asset amortization $60 Inventory step-up provision 5 Restructuring costs (1) Adjusted gross margin $348 - $421 Adjusted gross margin % 48% - 51%

31